DIREXION SHARES ETF TRUST
DIREXION DAILY SEMICONDUCTOR BULL 3X SHARES (SOXL)
DIREXION DAILY SEMICONDUCTOR BEAR 3X SHARES (SOXS)

Supplement dated November 3, 2023 to the
Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2023, as last supplemented

Effective November 3, 2023, the name of the underlying index of each of the Direxion Daily Semiconductor Bull 3X Shares and Direxion Daily Semiconductor Bear 3X Shares (each a “Fund”) will be updated to the NYSE Semiconductor Index. All references to each Fund’s underlying index in each Fund’s Summary Prospectus, Prospectus, and SAI will be updated accordingly.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.